Inventories	12 Months Ended
Dec. 31, 2022
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Inventories
16. Inventories

	2022	2021
	$m	$m
Raw materials	1,988	1,737
Work-in-progress (i)	181	136
Finished goods	2,025	1,738
Total inventories at the lower of cost and net realisable value	4,194	3,611

(i)Work-in-progress includes $4 million (2021: $9 million) in respect of the cumulative costs incurred, net of amounts transferred to cost of sales under percentage-of-completion accounting, for construction contracts in progress at the balance sheet date.
An analysis of the Group’s cost of sales expense is provided in note 4 to the financial statements.

Write-downs of inventories recognised as an expense within cost of sales amounted to $17 million (2021: $2 million; 2020: $9 million).